Exhibit 99.1

KushCo Holdings Receives Stockholder Approval to Merge with Greenlane Holdings

More Than 97% of Votes Cast Voted “FOR” Approval of the Proposed Merger

CYPRESS, Calif., — August 26, 2021 — KushCo Holdings, Inc. (OTCQX: KSHB) ("KushCo" or the "Company"), a premier provider of ancillary products and services to the legal cannabis and CBD industries, today announced that its stockholders overwhelmingly voted to approve the merger agreement with Greenlane Holdings, Inc. (“Greenlane”) (Nasdaq: GNLN) at the special meeting of stockholders held earlier today, with over 97% of votes cast voted in favor of the proposal. The Company intends to file with the Securities and Exchange Commission a Current Report on Form 8-K disclosing the final voting results.

Pursuant to the terms of the merger agreement, KushCo will become a wholly-owned subsidiary of Greenlane in an all-stock, tax-free business combination.

"Our stockholders have spoken loud and clear that they overwhelmingly support this merger,” Nick Kovacevich, KushCo’s Co-founder, Chairman and Chief Executive Officer. “We believe they recognize the opportunity for us to create one of the industry’s leading ancillary companies, with the right size, scale, strategy, and talent to capitalize on the significant growth opportunities ahead of us. While we are thrilled about achieving this milestone and receiving such a strong stamp of approval from our stockholders, we are committed to finalizing our integration planning process with our friends at Greenlane to ensure the best possible start as a combined company. On behalf of the entire organization, I am proud of the progress we have made over the past decade, and look forward to starting this new decade on the front foot—one in which we strive to be defined by enhanced value for our customers, accelerated growth, stronger profitability, and increasing returns for our stockholders.”

In conjunction with the Company’s special meeting of stockholders, Greenlane’s stockholders also voted earlier today to approve the merger with KushCo.

About KushCo Holdings, Inc.

KushCo Holdings, Inc. (OTCQX: KSHB) (www.kushco.com) is a premier provider of ancillary products and services to the legal cannabis and CBD industries. KushCo Holdings' subsidiaries and brands provide product quality, exceptional customer service, compliance knowledge and a local presence in serving its diverse customer base, which consists of leading multi-state operators (MSOs), licensed producers (LPs), and brands.

Founded in 2010, KushCo Holdings has now sold more than 1 billion units to growers, brand owners, processors and producers across North America, South America, and Europe, specializing in child-resistant compatible and fully customizable packaging, exclusive vape hardware and technology, and complementary solvents and natural products.

As a pioneer in the industry, KushCo continues to work to create a positive impact on the environment, society, and community through CSR and ESG initiatives, such as: offering sustainable and compostable packaging; donating PPE supplies to healthcare workers on the frontline fighting the COVID-19 pandemic; partnering with organizations such as Mission Green to offer social equity programs for industry inclusion; being one of the first in the industry to award paid time-off for all employees on November 3, 2020 (“Election Day”); and working to incorporate industry-leading corporate governance practices and a more diverse board makeup.

For more information on KushCo’s commitment to CSR and ESG initiatives, please visit the Company’s #KushCares page at www.kushco.com/kushcares.

KushCo has been featured in media nationwide, including CNBC, Fox News, Yahoo Finance, Cheddar, Los Angeles Times, TheStreet.com, and Entrepreneur, Inc Magazine. For more information, visit www.kushco.com or call (888) 920-5874.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward- looking statements are based on current expectations, estimates and projections about the industry and markets in which KushCo and Greenlane operate, and beliefs of, and assumptions made by, KushCo management. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction with Greenlane, including anticipated future financial and operating results of the combined company following the proposed transaction (the “Combined Company”), and the Combined Company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that KushCo expects or anticipates will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although KushCo believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: risks associated with the companies’ ability to consummate the proposed transaction, the timing and closing of the proposed transaction and unexpected costs or unexpected liabilities that may arise from the proposed transaction, whether or not consummated; risks related to disruption of management’s attention from the ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on KushCo’s or Greenlane’s business relationships with, third-party suppliers and service suppliers and businesses generally; the success of the Combined Company in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate acquisitions or investments; changes in national, regional and local economic climates; public health crises, including the COVID-19 pandemic; changes in financial markets and interest rates, or to the business or financial condition of KushCo, Greenlane or the Combined Company or their respective businesses; the nature and extent of future competition; the Combined Company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; availability to the Combined Company of financing and capital; the impact of any financial, accounting, legal or regulatory issues or litigation, including any legal proceedings, regulatory matters or enforcement matters that have been or in the future may be instituted against KushCo, Greenlane or others relating to the merger agreement, that may affect KushCo or the Combined Company; risks associated with acquisitions, including the integration of KushCo’s and Greenlane’s businesses; and those additional risk factors of KushCo, Greenlane and the Combined Company discussed in the definitive proxy statement filed by KushCo on July 2, 2021. Should one or more of the risks or uncertainties described above or in the definitive proxy statement, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this communication. All forward-looking statements, express or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that KushCo, Greenlane or persons acting on their behalf may issue. KushCo undertakes any duty to update any forward-looking statements appearing in this communication.

KushCo Holdings Contact

Investor Contact:
Najim Mostamand, CFA
Director of Investor Relations
714-539-7653
ir@kushco.com

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